UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): July 30, 2013

 Commission File Number 0-17071

FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA	35-1544218
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Michael C. Rechin, Chief Executive Officer, and Mark K. Hardwick, Chief Financial Officer, will present at the KBW Community Bank Investor Conference held in New York City on July 30-31, and will participate in meetings with institutional investors during the conference. The investor presentation by First Merchants Corporation is scheduled to begin at 3:30 p.m. EDT on Tuesday, July 30. In order to view the web cast of the presentation, please go to http://wsw.com/webcast/kbw12/frme. A replay of the presentation will be available until October 30, 2013.

Attached as Exhibit 99.1 is the Press Release issued on July 25, 2013 regarding the conference and Exhibit 99.2 is information that will be provided to investors at the conference.

The presentation may contain forward-looking statements about the Corporation's relative business outlook. These forward-looking statements and all other statements contained in or made during the presentation that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the Corporation's balance sheet or income statement.

The information in this Current Report on Form 8-K, including Exhibit No. 99.2 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit 99.1     Press Release, dated July 25, 2013, issued by First Merchants Corporation

Exhibit 99.2     First Merchants Corporation Investor Information, July 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Merchants Corporation
(Registrant)

By: /s/ Mark K. Hardwick
Mark K. Hardwick
Executive Vice President and Chief Financial Officer

Dated: July 30, 2013

EXHIBIT INDEX

Exhibit No.

Description
99.1	Press Release, dated July 25, 2013, issued by First Merchants Corporation
99.2	First Merchants Corporation Investor Information, July 30, 2013